UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  March 15, 2005


            Creative Beauty Supply of New Jersey Corporation
                 (Exact name of Small Business Issuer
                            in its charter)

   New Jersey                       56-2415252
 (State or other jurisdiction      (I.R.S. Employer
of incorporation or organization)  Identification
                                      number)

   380 Totowa Road
     Totowa, NJ                          07512
(Address of principal executive offices) (Zip Code)

Registrant's Telephone number, including area code:
(973) 904-0004

ITEM 5.03.   CHANGE IN FISCAL YEAR

On March 15, 2005, the fiscal year of Creative Beauty Supply of New
Jersey Corporation was changed to January through December.   The
fiscal year end shall be December 31.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 25, 2005


Creative Beauty Supply of New Jersey Corporation




   /s/Carmine Catizone
By:-------------------------------
   Carmine Catizone
   Chief Executive Officer